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                                                                   EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT




         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2004 which appears in the Annual Report on Form 10-K of Kirlin Holding Corp. for the year ended December 31, 2003.


/s/ Marcum & Kliegman LLP

MARCUM & KLIEGMAN LLP
New York, New York
April 22, 2004